Exhibit 10.13  Contract with Catalyst Financial Corporation

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Exhibit 10.13  Contract with Catalyst Financial Corporation

15

Catalyst Financial Corp.
16 East 52nd Street
Suite 501
New York, New York 10022



Ladies and Gentlemen:


         In accordance with recent discussions, Stratcomm Media Ltd., a British Columbia corporation (the "Company"), hereby confirms its agreement with Catalyst Financial Corp. (the "Placement Agent") as follows:

         1. Description of Transaction. The Company proposes to issue and sell through the Placement Agent, in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), to a limited number of investors resident in, or whose principal place of business is located in, the United States, which meet certain criteria for "Accredited Investor" status as defined in Rule 501 of Regulation D under the Securities Act, and to the maximum number of investors who do not meet such "Accredited Investor" criteria, a minimum of 20 and a maximum of 50 units (the "Units"), each Unit consisting of $50,000 of principal amount of the Company's 12% Convertible Subordinated Debentures (the "Debentures"). The full terms of the offering of the Debentures by the Company shall be more fully described in the private placement memorandum which will be distributed to potential investors in the shares (the "Memorandum").

         2. Description of the Debentures. The relative rights, preferences and limitations of the Debentures shall be, as follows:


Purchasing Price                    100% of face value.

Closing                             Payment  of funds  into  escrow;  release of
                                    funds  to  the  Company  upon   delivery  of
                                    securities.

Term                                3 years from the date of issuance.

Interest 12% per annum, payable quarterly on March 1, June 1, September 1 and December 1 in arrears, commencing on September 1, 1999. This interest rate will only be guaranteed for Debentures issued in the first tranche.

Redemption                          Rights  The  Debentures  cannot be  redeemed
                                    during 12 months  following  the issue date.
                                    Between'12 months and 18 months from the issue date, the Company may redeem the Debentures at its sole discretion from time to time and in whole or in part, at a

Interest Reserve
Conversion Rights

Registration Rights
Ranking
Security

redemption price of 100% of the principal amount thereof, together with accrued and unpaid interest to the date of redemption, plus a 5% premium to the face value. The Premium will be paid in Company's Common Stock with no registration rights. If the Debentures are redeemed in part, redemption will be done on a pro-rata basis.

The Company is required to maintain a fund sufficient to pay six months interest on the Debentures.

The holders will have the right to convert the debenture into the common stock of the company after 12 months from the issue date. Conversion price will be $1.00 per share. After the 12 months from the issue date, should the share price of the Company be equal to or greater than $1.50 per share for 20 consecutive trading days, the Company shall have the right to force conversion of all outstanding Debentures at the average of the share price during the said 20 day trading period.

The Company agrees to register with Securities and Exchange Commission (the "SEC"), the shares underlying the Debentures within 12 months of the Closing.

The Debentures will be expressly subordinated to, and subject in right of payment to, the prior payment of the principal of, premium, if any, and interest on Senior indebtedness (as defined).

Secured by a second priority security interest in all assets of the Company.

                                                             AsofMay2o, 1999

3. Terms of the Offering. The Units will be offered on a "best efforts, 20 Units or none" basis, and thereafter on a "best efforts" basis until a maximum of 50 Units have been sold by the Placement Agent at a purchase price of $50,000 per Unit. The Company, in its sole discretion, may accept subscriptions for fractional Units. All proceeds received by the Company from subscribers for the Units offered (the "Subscribers") will be held in escrow by Continental Stock Transfer & Trust Company (the "Escrow Agent") and will be deposited by the Escrow Agent in a non-interest bearing escrow account (the "Escrow Account"). If at least 20 Units are subscribed on or before July 31, 1999 (the "Initial Expiration Date"), which date may be extended by tife mutual consent of the Company and the Placement Agent for an additional 30 days (the "Extended Initial Expiration Date"), a closing (the "Initial Closing") will be held as soon as practicable after the subscription documents for such Units have been accepted by the Company and the Placement Agent and the funds held in the Escrow Account will be paid to the Company on the date of such Initial Closing (less the Placement Agent's applicable commissions, which will be retained by the

Placement Agent and less the fees and expenses of the Offering). In such event, the Company may continue to raise additional funds by offering the balance of the unsold Units (up to 30 additional Units for a maximum of 50 Units). All such additional sales must be completed not later than December 31, 1999 (the "Final Expiration Date" which date may be extended by the mutual consent of the Company and the Placement Agent through the January 31, 2000 (the "Extended Final Expiration Date"). Unless 20 Units are subscribed for by the Expiration Date (unless such date is extended to the Extended Initial Expiration Date, pursuant to the mutual consent of the Company and the Placement Agent), the Offering will terminate and all subscription proceeds will be promptly returned to the subscribers without deduction or interest.

4. Appointment of the Placement Agent. On the basis of the representations, warranties, covenants and agreements of the Placement Agent contained herein and subject to the conditions contained herein, the Company hereby appoints the Placement Agent as its agent to offer and sell to Accredited Investors the Units, on a "best efforts, 20 Units or none" basis, and thereafter, on a "best efforts" basis until a maximum of 50 Units have been sold. Prior to the Expiration Date or the Extended Initial Expiration Date, as the case may be, the Company shall not appoint any other agent to offer and sell the Units. If an Initial Closing takes place, then Prior to the Final Expiration Date or the Extended Final Initial Expiration Date, as the case may be, the Company shall not appoint any other agent to offer and sell the Units. The Placement Agent, on the basis of the representations, warranties, covenants and agreements of the Company contained herein, and subject to the conditions contained herein, accepts such appointment and agrees to use its best efforts to sell the Units. It is understood that the Placement Agent has no commitment to sell the Units other than to use its best efforts.

           5. Purchase, Sale and Delivery of Units. On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the parties agree that:

(a) Regulation D Placement. Neither the offer nor the sale of the Units will be registered with the SEC. The Units will be offered and sold in reliance upon the exemption from registration provided by Regulation D ("Reg. D") adopted under the Securities Act, and will only be sold to "Accredited Investors" as such term is defined under Reg. D, and to such number of investors who shall not be "Accredited Investors" as shall be permitted under Reg. D and any applicable state securities laws; the Units will be offered for sale only in states in which the Units are exempt from qualification or registration for sale and the conditions for such exemption have been met; and the Company will provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, with any information, documents and instruments which the Placement Agent and the Company deem necessary to comply with the rules, regulations and judicial and administrative interpretations concerning compliance with applicable federal and state statutes and regulations.

(b) Subscription for Units. Subscription for Units shall occur by execution and delivery by the Subscriber of a subscription agreement (the "Subscription Agreement") in the form annexed to the Memorandum, together with such other documents and instruments as are set forth in the Memorandum and payment of the required subscription amount all in accordance with the terms of the Subscription Agreement.

(c) Distribution of Proceeds; Closings. The proceeds of the Offering will be held in the Escrow Account until such funds are released to the Company at the closing of the Offering or returned to the Subscribers if the Offering is not completed prior to the Expiration Date or Extended Expiration Date, as the case may be. The Company shall deliver to the Placement Agent on each closing date, on behalf of the Subscribers, the certificates evidencing the shares against payment therefor, after deducting the amounts set forth in Section 6 below.

           6. Compensation of Placement Agent. As compensation for its services rendered as Placement Agent under this Agreement, if the Offering is completed, the Placement Agent shall receive: (i) a sales commission equal to 10.0% of the gross proceeds from the sale of the Units, payable by deducting the sales commission from such gross proceeds on each closing date, and (ii) a non-accountable expense allowance equal to 3.0% of the gross proceeds from the sale of the Units, and (iii) placement agent will receive 85,000 warrants exercisable at $1.50 per share upon completion of the minimum offering, and
  (iv) placement agent will also receive an additional 85,000 warrants exercisable at $1.50 per share upon successful completion of AMEX listing.

           On each closing date, the Company shall sell to the Placement Agent, or its designees, for an aggregate price of $.001 per share, five-year warrants (the "Placement Agent Warrants") to purchase 10% of the number shares of the Company's common stock issuable upon conversion of the Debentures issued to investors who shall have purchased and paid for Units on such date. The exercise price of the Placement Agent Warrants shall be $1.10 per share. The Placement Agent Warrants may be transferable to officers, directors, consultants and shareholders of the Placement Agent. The Placement Agent Warrants shall confer to the holders thereof one demand and unlimited piggy back registration rights.

           For a period of one year from the Closing Date, the Company hereby grants to the Placement Agent the right to act as the Company's managing underwriter or placement agent, as the case may be, in any public offering(s) and/.or and private placement(s) to be effectuated by or on behalf of the Company or any subsidiary provided that the material terms offered by the Placement Agent are no less favorable than those offered by any other underwriter, broker-dealer, or placement agent. In the event the Placement Agent elects not to exercise its right of first refusal and the terms of the proposed financing are subsequently changed, the Placement Agent shall again be granted the right of first refusal to act as the exclusive managing underwriter or placement agent, as the case may be, in any such financing as modified. Notwithstanding anything contained in this Section to the contrary, nothing hereunder shall obligate the Placement Agent to participate in any such financing. If the Placement Agent elects not to exercise its right of first refusal with respect to any proposed financing after being given the opportunity to do so as herein above provided, the right of first refusal shall expire as to all future financings. With respect to an initial public offering of the Company's securities, the Company shall have the right, to redeem such right of first refusal from the Placement Agent.

7. Representations and Warranties of the Company. The following representations and warranties shall be binding upon the Company:

(a) Memorandum. The Company will by the commencement of the Offering have prepared the Memorandum, which wilt contain information, accurate as of the date specified therein, of the kind specified by applicable statutes and regulations. The Memorandum, as of its date and at all times subsequent thereto up to and including the date of the Initial Closing, will not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) Additional Information. The Company will provide to the Placement Agent such information, documents and instruments as may be required under Reg. D for an offer made to Accredited Investors pursuant to Reg. D.

(c) Reg. D Oualification. The Company will use its best efforts to ensure that the offer and sale of the Units by the Company has satisfied, and on the Closing Date will have satisfied, in all material respects, all of the requirements of Reg. D.

(d) Finder's Fees. the Company has not incurred any liability for any finder's fees or payments in connection with the transaction herein contemplated, except as specifically provided in this Agreement. the Company agrees to indemnify the Placement Agent with respect to any claim by any third party for a finder's fee in connection with the Offering unless such third party's claim is based upon an alleged agreement or understanding with the Placement Agent.

(e) Foreign Corrupt Practices Act. the Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office in violation of law or failed to disclose fully any such contribution, or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. the Company' internal accounting controls and procedures are sufficient to cause it to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

           8. Covenants of the Company. The following covenants shall be binding upon the Company:

(a) Memorandum. The Company will furnish the Placement Agent, during the Offering, with as many copies of the Memorandum (and any amendments or supplements thereto) as the Placement Agent may reasonably request. If, during the Offering, any event occurs as a result of which the Memorandum, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it otherwise shall be necessary to amend or supplement the Memorandum to comply with applicable law'; the Company will forthwith notify the Placement Agent thereof, and furnish to the Placement Agent in such quantities as may be reasonably requested, an amendment, supplement or amended or supplemented Memorandum which corrects such statements or omissions or causes the Memorandum to comply with applicable law. No copies of the Memorandum, or any exhibit thereto, or any material prepared by the Company in connection with the Offering will be given, without the prior written permission of the Placement Agent, by the Company or its counsel or by a principal or agent of the Company to any person not a party to this Agreement, unless such person is a director or principal stockholder of, or directly employed by, the Company, or unless required by law.

(b) State Securities Registration. The Company will cause its counsel to take all necessary action and file all necessary forms and documents in order to obtain an exemption from qualification or registration of the Debentures for sale under the securities laws of the states in which offers or sales will be made, such states to be mutually agreed upon between the Company and the Placement Agent. The Company will promptly advise the Placement Agent:

(i) if any securities regulator of any state shall make a request or suggestion of or to the Company of any amendment to the Memorandum or for any additional information, including the nature and substance thereof, and

(ii) of the issuance of a stop order suspending the sale of the Debentures in any state, including the initiation or threatening of any proceeding for such purpose, and the Company will use its reasonable best efforts to prevent the issuance of such a stop order, or if such an order shall be issued, to obtain the withdrawal thereof at the earliest reasonably practicable date.

           The Company will provide the Placement Agent with any additional information, documents and instruments which the Placement Agent's counsel shall determine to be necessary to comply with the rules, regulations and judicial and administrative interpretations in those states and jurisdictions where the Units are to be offered for sale or sold for delivery to all offerees and purchasers. The Company will file all post-offering forms, documents or materials and take all other actions required by states in which the Units have been offered or sold. The Placement Agent will not make offers or sales of the Units in any jurisdiction in which the Units are not exempt from qualification or registration.

(c) Use of Proceeds. The Company intends to apply the net proceeds from this Offering for the purpose of acquiring regional advertising agencies, printers and an internet service provider.

(d) Reg. D Compliance. The Company will use its reasonable best efforts to determine whether a Subscriber is an "Accredited Investor", and the Company will comply in all respects with the terms and conditions of Reg. D and applicable state securities laws with respect to the offering and the sale of the Units to qualified investors.

(e) Reservation of Shares. The Company will reserve for issuance sufficient shares of Common Stock for issuance in connection with the offering and sale of the Units.

(f) Mergers and Acquisitions. In the event the Company effectuates a financial reorganization, strategic alliance, merger, joint venture, acquisition or similar transaction subsequent to the date hereof and on or prior to one year from the date of termination of this Agreement, irrespective of any reason for such termination, and such financial reorganization, strategic alliance, merger, joint venture, acquisition or similar transaction is effectuated as a result or consequence of any introduction made by the Placement Agent prior to such termination, including, without limitation, any introduction made by any third party to whom the Company was originally introduced by the Placement Agent, then the Company hereby agrees to pay the Placement Agent the following cash consideration, which payment shall be due and payable in cash on the date of any such closing with respect thereto:

5% of the consideration from $1 and up to $5,000,000, plus 4% of the consideration in excess of $5,000,000 and up to $10,000,000, plus 3% of the consideration in excess of $ 10,000,000 and up to $15,000,000, plus 2% of the consideration in excess of $15,000,000 and up to $20,000,000, plus 1% of the consideration in excess of $20,000,000.

For purposes of this Agreement, "consideration" shall mean the value of the transaction described herein and shall include the aggregate value of all cash, securities, and other property and consideration of every kind, including but not limited to assumption and forgiveness of indebtedness, the amount realized under the terms of an "earn-out" provision, rights to receive periodic payments and all other rights that may be at any time either (i) transferred or contributed to the Company, its affiliates or shareholders in connection with an acquisition of equity or assets thereof, or (ii) transferred or contributed by the Company, its affiliates or shareholders in any transaction involving an investment in or acquisition of any third party, or acquisition of the equity or assets thereof, by the Company or any affiliate thereof, or (iii) transferred or contributed by the Company, its affiliates or shareholders and any other parties entering into any joint venture or similar joint enterprise or undertaking with the Company or any affiliate thereof. The aggregate value of all such cash, securities and other property shall be the aggregate fair market value thereof as determined by the Placement Agent and the Company, or by an independent appraiser jointly selected by the Placement Agent and the Company, the cost of which shall be borne entirely by the Company. Notwithstanding anything to the contrary herein, fees payable hereunder by the Company to the Placement Agent with respect to amounts which are contingent or subject to later determination shall only be payable upon receipt by the Company or final determination of such amounts.

           9. Representations Warranties and Covenants of the Placement Agent. The Placement Agent represents, warrants and covenants to the Company that:

(a) Duly Registered. The Placement Agent is duly registered, pursuant to the applicable provisions of the Exchange Act, as a dealer, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and is duly registered as a broker-dealer in such states as the Placement Agent is required to be registered in order to complete the Offering contemplated by this Agreement and the Memorandum. In connection with the Offering, the Placement Agent shall have the right at no additional compensation or cost to the Company to select co-placement agents and to form a syndicate of selected dealers who will assist it in the Offering. Any firm with which the Placement Agent associates will be (i) a fully registered broker-dealer and a member of the NASD, or (ii) a foreign broker-dealer and/or a member of a national stock exchange of its country of origin who is lawfully registered or licensed to act in such jurisdiction.

(b) No General Solicitation' or Advertising. The Placement Agent has not and will not offer or sell the Units by means of general solicitation or general advertising.
(c) Furnish Memoranda. A reasonable time prior to the date of the Initial Closing and each closing subsequent thereto, the Placement Agent will furnish to each offeree of the Units a copy of the Memorandum, each supplement or amendment thereto, a Subscription Agreement and a Confidential Subscriber Questionnaire (the "Subscription Documents"). Notwithstanding the foregoing, the delivery of the Memorandum shall not constitute an offer to sell the Units to any person. Such sale may be made only upon acceptance by the Company of a Subscriber's subscription, after a determination that the Subscriber satisfies all of the applicable requirements. The Placement Agent will not provide any other written information to potential investors in the Units which has not been approved in advance by the Company and its counsel.

(d) Reg. D Compliance. The Placement Agent will use its reasonable best efforts to determine whether a Subscriber is an Accredited Investor. The Placement Agent is not disqualified from participation in the Offering by reason of Rules 262(b) and (c) of Regulation A and Reg. D. The Placement Agent will not conduct the Offering contrary to any of the provisions of Reg. D or corresponding state statutes or regulations.

(e) Blue Sky Compliance. The Placement Agent will solicit purchasers of the Units only in those jurisdictions where such solicitation could and can be made in and in which it is so qualified to act and will conduct the Offering in such jurisdictions in full compliance with all applicable state statutes and regulations.

(f) Finder's Fees. The Placement Agent has not incurred any liability for any finder's fees or payments in connection with the transactions herein contemplated, except as specifically provided in this Agreement. The Placement Agent agrees to indemnify the Company and the Company with respect to any claim by any third party for a finder's fee in connection with the Offering unless such claim is based upon an alleged agreement or understanding with the Company.

(g) Subscription Documents. The Placement Agent will furnish to the Company copies of all subscription documents completed by the Subscribers as well as copies of any and all correspondence between the Placement Agent and the Subscribers.

10.      Conditions to Obligations.

           (a) Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder will be subject to the following conditions:

(i) Exemption. (A) The Offering contemplated by this Agreement will be exempt from qualification or registration under the securities laws of the several states pursuant to Section 10(b) above not later than the date of the Initial Closing, and (B) at the Initial Closing and each subsequent Closing, no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

         (ii)     No Material Missstatements~Satisfactorv Memorandum. ...(A)
         The Memorandum, or any amendment or supplement thereto, shall not contain an untrue statement of a fact which is material, or omit to state a fact, which is material and is required to be stated therein, or is necessary to make the statements therein not misleading, and (B) the Memorandum shall be reasonably satisfactory in form and in substance to the Placement Agent and its legal and accounting advisors;

(iii) Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied in all material respects hereunder at or prior to the date of the Initial Closing and on the date of each subsequent Closing;

           (iv) Corporate Action. The Company will have taken all necessary corporate action in connection with the performance by the Company of its obligations hereunder and thereunder, if applicable, and the consummation of the Offering;

           (v) Opinion of Counsel. On the Closing Date, the Placement Agent will have received from the Company's counsel, [ ] ("Company Counsel"), a signed opinion in a form to be mutually agreed upon between the Company, the Placement Agent and their respective counsels. In rendering its opinion, Company Counsel may rely upon (1) opinions of counsel reasonably acceptable to Placement Agent's counsel with respect to matters relating to the laws of any jurisdiction other than [ ] and federal law or matters in which Company Counsel was not significantly involved, (2) the certificates of government officials and officers of the Company as to matters of fact, (3) the genuineness of all signatures, and (4) the authenticity of the books and records of the Company and such other qualifications and conditions consistent with the Company Counsel's opinion practices.

           (vi)   Representations   and  Warranties.   The  representations  and
  warranties of the Company will be, as of the Closing Date, accurate in all material respects.

           (vii) Certificate of President. On the Closing Date, the Company will have delivered a certificate of its President confirming the satisfaction of the conditions set forth in this Section 10(a).

         (b) Conditions to the Company's Obligations. The obligations of the Company hereunder will be subject to the following conditions:

           (i) Absence of Certain Events. No stop order or other judicial or administrative action suspending the sale of the Units will have been issued, and no proceeding for that purpose will have been initiated or threatened.

           (ii) No Material Misstatements. The Memorandum, or any amendment or supplement thereto, shall not contain an untrue statement of a fact which is material, or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

           (iii) Compliance witl Agreements. The Placement Agent will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder in all material respects at or prior to the Closing Date.

(iv) Corporate Action. The Placement Agent will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Placement Agent's board of directors for the execution and delivery of this Agreement and the performance by the Placement Agent of its obligations hereunder and the consummation of the Offering.

(v) Registration. The Placement Agent will continue to be duly registered as a member in good standing of the NASD and as a broker-dealer in states required for the Offering.

(vi) Representations and Warranties. The representations and warranties of the Placement Agent will be, as of the Closing Date, accurate in all material respects.

(vii) Certificate. On the Closing Date, the Placement Agent will have delivered a certificate of its President or Vice President confirming the satisfaction of the conditions set forth in this Section 10(b).

           11.    Expenses of Sale.

(a) It shall be the Company's obligation, whether or not the Offering is consummated, to bear all expenses in connection with the proposed Offering, including, but not limited to the following: filing fees, printing costs, experts and due diligence expenses, postage and mailing expenses with respect to the transmission of Offering material, Company counsel and accounting fees, issue and transfer taxes, if any, and the fees and disbursements of the Placement Agent's counsel. It is agreed that the Placement Agent's counsel shall perform any legal services that may be required in order to obtain exemptions from registration or qualification of the Units under applicable state securities laws. In this connection, Blue Sky applications shall be made in such states and jurisdictions as shall be requested by the Placement Agent provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation or to file a general consent to service of process.

(b) If the Offering is not completed because (i) of any reason solely within the control of the Company, its management, or its stockholders, (ii) the Company unilaterally withdraws the Offering from the Placement Agent for any reason other than unreasonable delays by the Placement Agent, or (iii) of any material discrepancy in any representation made to the Placement Agent or the failure of the Company to meet any of its material obligations under this Agreement, then the Company will be obligated to reimburse the Placement Agent for its reasonable direct out-of-pocket costs, expenses and legal fees incurred in connection with the Offering. Otherwise, the Company will not be obligated to reimburse the Placement Agent for the Placement Agent's costs and expenses incurred in connection herewith.

12.      Indemnification and Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, to the extent and only to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or `alleged untrue statement of a material fact contained
(A) in the Memorandum, or (B) in any document executed by the Company filed in any state or other jurisdiction in order to obtain an exemption from registration or qualification of any or all of the Units under the securities laws thereof (any such document being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, under the circumstances in which they were made, not misleading, and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or Blue Sky counsel specifically for use in the preparation of the Memorandum or any such Blue Sky Application.

(b) Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, not misleading in each case to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or Blue Sky counsel specifically for use in the preparation of the Memorandum or any such Blue Sky Application.

           (c) Procedure. Within five (5) business days (unless shorter period is required) of receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 12, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve it from any liability under this Section 12 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 12 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 12 is unavailable to any indemnified party with respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, from the offering of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Placement Agent on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions and non-accountable expense allowance, but before deducting expenses) received by the Company relative to the commissions and non-accountable expense allowance received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Placement Agent, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include, subject to the limitations set forth in Section 12(e) below, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(e) Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person committing fraudulent misrepresentation (within the meaning of Section 1 1(f) of the Securities Act) shall be entitled to contribution or indemnification from any person not committing such fraudulent misrepresentation.

13. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and of the Placement Agent herein will survive the delivery and execution hereof and the closing hereunder, and shall remain operative and in full force and effect for a period of two years from the Initial Closing Date or Final Closing Date, if there shall be more than one closing, regardless of any investigation made by or on behalf of the Placement Agent or any person who controls the Placement Agent within the meaning of the Securities Act, or by the Company or any person who controls the Company within the meaning of the Securities Act, and will survive delivery of the securities constituting the Units hereunder and any termination of this Agreement. Notwithstanding anything contained herein to the contrary, the Placement Agent will promptly notify the Company if it becomes aware of any facts that could be deemed to be a breach of any representation or warranty of the Company.

14.      Termination.

           (a) Either the Placement Agent or the Company will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to the date of the Initial Closing:

(i) If the other shall have failed,  refused, or been unable, at or prior to the
Offering  Expiration  Date,  to  perform  any  of  its  respective   obligations
hereunder; or

(ii) If there has occurred an event materially or adversely affecting the value of the Units or any of the Debentures.

           (b) If the Placement Agent, the Company or the Company elects to terminate this Agreement pursuant to Subsections (i) or (ii) hereof, notice will be provided to the non-terminating party promptly by telephone, telecopier or telegram, and such notification will be confirmed by written notice as provided for in Section 15 below.

15. Notices. Any notice hereunder shall be in writing and shall be effective when delivered by guaranteed next day deliver overnight courier service, or sent by facsimile transmission, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to Catalyst Financial Corp., 16 East 52nd Street, New York, New York 10022, Attention:
      Mr. Steven N. Bronson (fax no.  212-832-1636);  if to the Company,
      to Statcomm Media Ltd.,  1947 Lee Road,  Winter Park,  Florida
      32789, Attention: [       ] (fax no. 407-628-0807).

16. Parties. This Agreement will be binding upon the Placement Agent, the Company, and their respective successors and assigns. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto, and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement and the parties hereto may not assign any of their rights or obligations hereunder. No purchaser of any of the Units will be construed as successor or assign merely by reason of such purchase.

17. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

18. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

19. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

20. Non-Waiver. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

21. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understanding relating thereto are superseded hereby. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referred to herein.

22. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.



                  [The balance of this page has been left blank intentionally]

23. Law. This Agreement will be deemed to have been made and delivered in New York, New York, and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without application of the principles of conflicts of law.

If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter will constitute a binding agreement between us.

                              STRATCOMM MEDIA LTD,
                              A British Columbia corporation
                              Signed by Roberto E. Veitia, President

Confirmed and Accepted this 20th day of May, 1999 by the undersigned authorized representative.

                            Catalyst Financial Corp.,

                              A Florida corporation
                              Signed by Steven N. Bronson, President